EXHIBIT 32.2

                CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Hudson Holding Corporation, (the "Company") on Form 10-KSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith Knox, Principal Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)   The Report fully  complies with the  requirements  of Section 13 (a) or 15
      (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2006

                                        /s/ Keith Knox
                                        ----------------------------------------
                                        Keith Knox
                                        President and Secretary
                                        (Principal Financial Officer and
                                        Principal Accounting Officer)